Exhibit 10.1

PARKERVISION, INC.

Performance-Based Non-Qualified Stock Option Agreement

This PERFORMANCE-BASED NON-QUALIFIED STOCK OPTION AGREEMENT (the “Agreement”), made by and between ParkerVision, Inc., a Florida corporation (the “Company"), and [•] (the “Optionee”), is effective as of [•] (the “Grant Date”). Any capitalized terms used but not otherwise defined herein shall have the meanings set forth in the ParkerVision, Inc. 2019 Long Term Incentive Plan, as modified or amended from time to time (the “Plan”)

WHEREAS, as an incentive for the Optionee’s efforts during the Optionee’s employment with the Company, the Company wishes to afford the Optionee the opportunity to purchase a number of shares (“Shares”) of the Company’s common stock, par value $.01 per share (“Common Stock”), pursuant to the terms and conditions set forth in this Agreement and the Plan; and

WHEREAS, the Company wishes to carry out the Plan, the terms of which are hereby incorporated by reference and made a part of this Agreement, pursuant to which the Committee has instructed the undersigned officer to issue the share-based compensation award described below; and

WHEREAS, the Optionee desires to acquire the share-based compensation award on the terms and conditions set forth in this Agreement and the Plan (capitalized terms used herein and not otherwise defined have the meanings set forth in the Plan);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties do hereby agree as follows:

ARTICLE I

GRANT OF OPTION

1.1.     Grant of Option. The Company hereby grants to the Optionee an option to purchase all or any part of an aggregate of [•] Shares, subject to the adjustment as set forth in Section 2.3 hereof (the “Option”).

1.2.     Exercise Price. Subject to Section 2.3 hereof, the per Share exercise price of the Option shall be $[•] (the “Option Price”)1.

1.3.     Adjustments to Option. The Option, including the number of Shares subject to the Option and the Option Price, shall be subject to adjustment pursuant to the terms of the Plan.

1.4.    Incentive Status. The Option represented hereby is a non-qualified stock option, within the meaning of Section 422 of the Internal Revenue Code in accordance with the terms of the Plan.

1 Closing price of the Company's common stock on the date of grant.

ARTICLE II

VESTING

2.1. Performance Vesting. The Option shall vest and become exercisable upon achievement of and in accordance with the Vesting Conditions reflected and defined in the Performance Goals Appendix annexed hereto, and, except as otherwise provided herein, subject to the Optionee’s continued employment by the Company through the respective Measurement Date (as defined in the Performance Goals Appendix). The Committee shall determine and certify in writing the extent to which the Vesting Conditions have been satisfied as of each Measurement Date before the Option (or any portion of it) becomes vested or exercisable. For purposes of determining achievement of the Vesting Conditions, any amounts received that are subject to refund, repayment, appeal, escrow, or other contingency shall not be included in Cumulative Net Cash Received (as defined in the Performance Goals Appendix) until such amounts are no longer subject to such contingency, as determined in good faith by the Committee. If the Optionee’s employment terminates prior to the respective Measurement Date for any reason other than a Qualifying Termination (as defined in section 2.2(a)), the Option shall expire and be forfeited immediately upon such termination.

2.2 Acceleration of Vesting. All acceleration provisions in this Section 2.2 are adopted pursuant to the Committee’s authority under Section 6.9 of the Plan.

(a)    Qualifying Termination. If the Optionee experiences a Qualifying Termination prior to a Measurement Date, due to the Optionee’s death or disability, the Option shall vest and become exercisable, subject to the achievement of the Vesting Conditions set forth in the Performance Goals Appendix as of the next Measurement Date following the date at which the Qualifying Termination occurs. Qualifying Termination means the termination of the Optionee’s employment due to death or Disability. The foregoing is adopted pursuant to and subject to Section 6.8(a) of the Plan.

(b)    Change of Control Not Authorized by the Board. If any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), is or becomes the “beneficial owner” (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities in one or more transactions, and the Board of Directors does not authorize or otherwise approve such acquisition, the Option will immediately and entirely vest, whether or not the Vesting Conditions have theretofore been achieved, and the Optionee will have the immediate right to purchase and/or receive any and all Common Stock subject to the Option on the terms set forth in this Agreement and Plan.

(c) Change of Control Authorized by the Board.  If any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), is or becomes the “beneficial owner” (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities in one or more transactions (including by way of merger or reorganization) which has been approved by the Company’s Board of Directors, the Board will either (i) immediately and entirely vest the Option, whether or not the Vesting Conditions have theretofore been achieved, and the Optionee will have the immediate right to purchase and/or receive any and all Common Stock subject to the Option on the terms set forth in this Agreement and Plan, or (ii) require the Optionee to relinquish the Option to the Company upon the tender by the Company to the Optionee of cash in an amount equal to the Repurchase Value (as defined in the Plan) of such award. The foregoing is adopted pursuant to and subject to Section 2.2(b) of the Plan.

(d)    $1 Billion Market Capitalization. If the market capitalization of the Common Stock shall equal or exceed $1 billion for 20 consecutive trading days (measured by multiplying the total number of shares of Common Stock outstanding on a basic (non-diluted) basis as last publicly reported by the Company by the daily closing market or last sale price, as appropriate), the Option will immediately and entirely vest, whether or not the Vesting Conditions have theretofore been achieved, and the Optionee will have the immediate right to purchase and/or receive any and all Common Stock subject to the Option on the terms set forth in this Agreement and Plan.

2.3 Adjustment for Reductions in Net Cash Received. If any amount included in Cumulative Net Cash Received and used in determining vesting is subsequently reduced, repaid, refunded, reversed, or otherwise adjusted, the Committee may cancel any portion of the Option that vested based on such amount to the extent it remains unexercised. For the avoidance of doubt, no adjustment pursuant to this Section 2.3 shall apply to any portion of the Option that has already been exercised

ARTICLE III

EXPIRATION OF OPTIONS

3.1. Expiration of Option. Any vested and unexercised portion of the Option shall expire on the earlier of the following events: (a) the tenth anniversary of the Grant Date; (b) immediately upon the date of the Optionee’s termination of employment for Cause; (c) following the Optionee’s termination of employment (other than for Cause), the Option shall remain exercisable only for the period permitted under Section 6.7 of the Plan, as applicable to the form of termination, and in no event longer than the original term of the Option.

ARTICLE IV

EXERCISE OF OPTION

4.1. Method of Exercise.

(a)    Notice to the Company. The Option shall be exercised in whole or in part by written notice in substantially the form attached hereto as Exhibit A directed to the Company at its principal place of business accompanied by full payment as hereinafter provided of the exercise price for the number of Option Shares specified in the notice and of the withholding taxes, if any.

(b)    Delivery of Option Shares. The Company shall deliver a certificate for the Option Shares to the Holder as soon as practicable after payment therefor.

(c)    Payment of Purchase Price.

(i) Cash Payment. All payments shall be made in cash unless otherwise approved in advance by the Committee. The Holder shall make cash payments by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company. The Company shall not be required to deliver certificates for Option Shares until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof.

(ii) Payment of Withholding Tax. Any required withholding tax shall be paid in cash in accordance with Section 4.2.

4.2. Withholding Tax. No later than the date as of which an amount first becomes includible in the gross income of the Optionee for Federal income tax purposes with respect to the Option, the Optionee shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to withheld or paid with respect to such amount. The obligations of the Company pursuant to this Agreement and under the Plan shall be conditional upon such payment or arrangements with the Company and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee from the Company. The Optionee shall give written notice to the Company of the date as of which an amount may be included in the gross income of Optionee for Federal income tax purposes with respect to the Option.

ARTICLE V

REPRESENTATIONS

5.1. Company Representations. The Company hereby represents and warrants to the Optionee that:

(a) the Company, by appropriate and all required action, is duly authorized to enter into this Agreement and consummate all of the transactions contemplated hereunder; and

(b) the Option Shares, when issued and delivered by the Company to the Optionee in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

5.2. Optionee Representations. The Optionee hereby represents and warrants to the Company that:

(a) he or she is acquiring the Option and shall acquire the Option Shares for his or her own account and not with a view towards the distribution thereof;

(b) he or she has received a copy of all reports and documents required to be filed by the Company with the Securities and Exchange Commission pursuant to the Exchange Act within the last 12 months and all reports issued by the Company to its stockholders and the prospectus materials, if any, relating to the Plan;

(c) he or she understands that he or she must bear the economic risk of the investment in the Option Shares, which cannot be sold by him or her unless they are registered under the Securities Act of 1933 (the “Securities Act”) or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the Securities Act;

(d) in his or her position with the Company, he or she has had both the opportunity to ask questions and receive answers from the officers and other employees of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (b) above;

(e) he or she is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the Securities Act or an exemption therefrom as provided herein;

(f) he or she is aware of and understands that he or she is subject to the Insider Trading Policy of the Company and has received a copy of such policy as of the date of this Agreement; and

(g) he or she acknowledges that he or she has been informed of the applicable provisions of Rule 144 promulgated under the Securities Act, including, without limitation, its requirements that (i) shares must have been owned and paid for a period of at least one year before sale may occur; (ii) the Company must be at the time of sale and for a specified prior period a reporting company under the Exchange Act of 1934 and current in its filings thereunder; (iii) sale must occur in a customary sale through a broker; (iv) the number of shares which may be sold within any three month period must not exceed the volume limitations contained in Rule 144; and (v) prior notice of an intended sale must be fully filed with the Securities and Exchange Commission in the manner prescribed by law. He or she realizes that, in the event Rule 144 is not available, registration under the Securities Act or an exemption therefrom will be required for any sale and the Company is not obligated to register any shares or to assist in obtaining an exemption from such registration if such exemption is otherwise available. Accordingly, he or she understands that, if the terms and conditions of Rule 144 are not fully met, sale of the shares acquired hereby may not be readily possible.

(h)          he or she agrees that he or she shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him or her without registration under the Securities Act, or in the event that they are not so registered, unless (i) an exemption from the Securities Act registration requirements is available thereunder, and (ii) the Holder has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt.

ARTICLE VI

MISCELLANEOUS

6.1. Notices. All notices, requests, deliveries, payments, demands and other communications that are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally or sent by email (with written confirmation of transmission) or registered or certified mail, or by private courier, return receipt requested, postage prepaid to the Company at its principal executive office and to the Optionee at his address set forth below, or to such other address as either party shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

6.2. Conflicts with the Plan. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall in all respects be controlling.

6.3. Stockholder Rights. The Holder shall not have any of the rights of a stockholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option. Nothing contained in this Agreement shall be deemed to confer upon Holder any right to continued employment or association with the Company or any subsidiary thereof, nor shall it interfere in any way with the right of the Company to terminate Holder in accordance with the provisions regarding such termination set forth in Holder's written employment agreement with the Company, or if there exists no such agreement, to terminate Holder at will.

6.4. Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

6.5. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended except by writing executed by the Holder and the Company.

6.6. Binding Effect; Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives, any rights, remedies, obligations or liabilities.

6.7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida (without regard to choice of law provisions), provided; however, that all matters relating to or involving corporate law shall be governed by the Florida Business Corporation Act of 1989.

6.8. Headings. The headings contained herein are for the sole purpose of convenience of reference and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

6.9. Section 409A. This Agreement is intended to comply with, or be exempt from, the requirements of Section 409A of the Internal Revenue Code and shall be interpreted and administered consistent with such intent.

6.10. Recoupment. This Award shall be subject to the Company’s compensation recoupment or clawback policy as in effect from time to time, including any policy adopted to comply with Section 10D of the Securities Exchange Act of 1934 and applicable stock exchange listing standards.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

PARKERVISION, INC.

By: ____________________________
Name: Title:

Optionee:
___________________________
Address: _____________________________ _____________________________________